UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------


                                     FORM 8K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                              --------------------


                                 Date of Report
                                 March 31, 2004


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                      Nanobac Pharmaceuticals, Incorporated
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             (Exact name of registrant as specified in its charter)


                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

                                     0-24696
                            (Commission File Number)

                                   59-3248917
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                     (I.R.S. Employer Identification Number)


        2727 W. Martin Luther King Blvd, Suite 850, Tampa, Florida 33607
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                     (Address of Principal Executive Office)    (Zip Code)


                                 (813) 264-2241
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              (Registrant's telephone number, including area code)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS


Pursuant to a Closing Agreement dated November 5, 2003, Nanobac Pharmaceuticals, Incorporated ("NNBP") acquired 65% of Nanobac Oy ("OY") (Previously filed with the SEC on Current Report on Form 8-K dated November 26, 2003, and incorporated herein by reference).

Pursuant to the Paragraph 5.c. of the following employment agreements, Nanobac has agreed to acquire the remaining 35% of OY in exchange for 10 million shares of NNBP:

     o Executive Employment Agreement between Nanobac Pharmaceuticals, Inc., and E. Olavi Kajander, MD, PhD, an individual dated January 15, 2004.

     o Executive Employment Agreement between Nanobac Pharmaceuticals, Inc. and Neva Ciftcioglu, PhD, an
         individual dated March 31, 2004.

The transaction will be concluded upon the issuance of 5 million shares to each of the above individuals or their assignees.

The terms of the acquisition, including the amount of consideration paid by NNBP's, were determined pursuant to arm's-length negotiations. The above transactions were a continuation of negotiations to acquire OY which began in September 2002. Prior to the negotiations to acquire OY in September 2002, none of Nanobac's officers, directors, or affiliates had any material relationship with Nanobac OY. The foregoing description of the Executive Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements which are included as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K.

                                       2

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


     (a)   Exhibits:
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           Number       Description
           ------       -----------

           2.1 Executive Employment Agreement between Nanobac Pharmaceuticals, Inc., and E. Olavi Kajander, MD, PhD, an individual dated January 15, 2004.

           2.2 Executive Employment Agreement between Nanobac Pharmaceuticals, Inc. and Neva Ciftcioglu, PhD, an individual dated March 31, 2004.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     NANOBAC PHARMACEUTICALS, INCORPORATED.
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                                  (Registrant)

                               Date: April 2, 2004


                                            /s/  ALEX H. EDWARDS III
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                                                 Alex H. Edwards III
                                                 Chief Executive Officer